UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2012

Liberty Property Trust

Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

500 Chesterfield Parkway,
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 648-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On June 6, 2012, Liberty Property Trust (the “Trust”), through its limited partnership subsidiary, Liberty Property Limited Partnership, (the “Operating Partnership”, and together with the Trust, the “Transaction Entities”) priced a public offering (the “Offering”) of $400,000,000 principal amount of the Operating Partnership’s 4.125% Senior Notes due 2022 (the “Notes”).  In connection with the Offering, the Transaction Entities entered into an Underwriting Agreement with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives for the several underwriters named therein, that provides for the issuance and sale of the Notes by the Operating Partnership.  The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Automatic Shelf Registration Statement on Form S-3 (File No. 333-173951), filed by the Transaction Entities with the Securities and Exchange Commission (the “Commission) on May 5, 2011 (the “Registration Statement”).  The terms of the Notes are governed by a senior indenture, dated September 22, 2010, between the Operating Partnership and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a supplemental indenture thereto, to be dated June 11, 2012 (the “Second Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

A copy of the Base Indenture was previously filed as Exhibit 4.3 to the Post Effective Amendment No. 1 (“Amendment No. 1”) to the Registration Statement on Form S-3 (Commission File No. 333-150737-01), filed by the Transaction Entities with the Commission on September 22, 2010.  Copies of the Underwriting Agreement, the form of Global Note and the form of Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein. The summaries of the Underwriting Agreement, the Notes and the Indenture in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2 to this Current Report on Form 8-K and to Exhibit 4.3 to Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Title

1.1

Underwriting Agreement, dated June 6, 2012, by and among Liberty Property Trust, Liberty Property Limited Partnership and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $400,000,000 Principal Amount of 4.125% Senior Notes due 2022

4.2	Form of Second Supplemental Indenture between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Cozen O’Connor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ James J. Bowes
	Name:	James J. Bowes
	Title:	General Counsel and Secretary

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ James J. Bowes
	Name:	James J. Bowes
	Title:	General Counsel and Secretary

Dated:  June 11, 2012

[Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1

Underwriting Agreement, dated June 6, 2012, by and among Liberty Property Trust, Liberty Property Limited Partnership and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $400,000,000 Principal Amount of 4.125% Senior Notes due 2022

4.2	Form of Second Supplemental Indenture between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Cozen O’Connor